Exhibit 99.2
Investor Presentation July 2023 1

DISCLAIMER 2 NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD BE UNLAWFUL. THIS PRESENTATION IS FOR INFORMATION PURPOSES ONLY AND IS NOT AN OFFER OF SECURITIES IN ANY JURISDICTION. This presentation (together with any oral statements made in connection herewith, the “Presentation”) is exclusively for the benefit and internal use of the recipient and solely as a preliminary basis for discussion. This Presentation has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Pegasus Digital Mobility Corporation, a Cayman Islands exempted company (“Pegasus”) and Gebr. Schmid GmbH, a German limited liability company (together with its consolidated subsidiaries, the “Company”, the “Group” or the “SCHMID Group”) and related transactions (the “Business Combination”) and for no other purpose. This Presentation does not purport to be comprehensive or all-inclusive and is for information purposes only and is being delivered for the sole purpose of assisting recipients in determining whether to proceed with a further investigation of the proposed Business Combination. It does not purport to contain all of the information that may be required to make a full analysis of the SCHMID Group or the Business Combination. This Presentation is based on information which have not been independently verified or audited. Any estimates and projections contained herein involve significant elements of subjective judgment and analysis, which may or may not be correct, to the fullest extent permitted by law, in no circumstances will Pegasus and the SCHMID Group, or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents, provide any guarantee, representation or warranty (express or implied) or assume any responsibility with respect to the authenticity, origin, validity, accuracy or completeness of the information and data contained herein or assumes any obligation for damages, losses or costs (including, without limitation, any direct or consequential losses) or losses of profit resulting from any errors or omissions in this Presentation, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Changes and events occurring after the date hereof may, therefore, affect the validity of the information, data and /or conclusions contained in this Presentation and neither the SCHMID Group nor Pegasus assume any obligation to update and / or revise this Presentation or the information and data upon which it has been based. You should not consider any information in this Presentation to be legal, investment, business, tax or accounting advice or a recommendation. You should consult your own attorney, accountant, business advisor, financial advisor and tax advisor for legal, investment, business, tax and accounting advice regarding any of the proposed transactions presented in or in connection with this Presentation. By accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. The distribution of this Presentation in certain jurisdictions may be restricted by law and, accordingly, recipients of this Presentation represent that they are able to receive this Presentation without contravention of any unfulfilled registration requirements or other legal restrictions in the jurisdiction in which they reside or conduct business. Forward-LookingStatements This Presentation contains certain forward-looking statements with respect to the proposed Business Combination, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by the SCHMID Group and the markets in which it operates, and the SCHMID Group’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend, ” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements involve predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to those outlined in the press release published by Pegasus on July 10, 2023 and filed with the SEC under the heading “Cautionary Statement Regarding Forward-Looking Information”. The forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the SCHMID Group and Pegasus assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, nor do they give any assurance that either the SCHMID Group or Pegasus will achieve their expectations. Preliminary Financial Information The Presentation includes preliminary financial information and financial information prepared in accordance with German GAAP. Such information has not been prepared in accordance with International Financial Reporting Standards as adopted by the International Accounting Standards Board (“IFRS”). Audited IFRS financial statements are in process of being prepared and will be included in the registration statement expected to be filed with the SEC on Form F-4 in relation to the proposed business combination between Pegasus and the Company. Such audited figures may materially differ from the financial information presented herein. In addition, this Presentation includes certain financial metrics such as EBITDA which are neither defined under German GAAP nor under IFRS. These measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with IFRS and should not be considered as an alternative to net income, operating income or any other performance measures. The SCHMID Group and Pegasus believe that these additional financial metrics (including on a forward-looking basis) provide useful supplemental information about the Group. A reconciliation of the information provided is unavailable without unreasonable efforts as they exclude items which are unavailable on a prospective basis and the conversion of our financial information and audit under IFRS is ongoing. Such information, estimates and ambitions are calculated in a manner that is consistent with the accounting policies applied by us in preparing our financial statements under German GAAP. Use of Projections Any financial information in this Presentation (including specifically the projections) that are forward-looking statements are based on estimates and assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond the SCHMID Group’s and Pegasus’s control. Such information and projections are necessarily speculative and involve increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. All subsequent written and oral forward-looking statements concerning the SCHMID Group and Pegasus, the proposed Business Combination or other matters and attributable to the SCHMID Group and Pegasus or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. The information contained in this Presentation is provided as of the date of this Presentation and is subject to change without notice.

DISCLAIMER 3 NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD BE UNLAWFUL. THIS PRESENTATION IS FOR INFORMATION PURPOSES ONLY AND IS NOT AN OFFER OF SECURITIES IN ANY JURISDICTION. Trademarks Pegasus and SCHMID Group own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation may also contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with SCHMID Group or Pegasus, or an endorsement or sponsorship by or of SCHMID Group or Pegasus. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM, © or ® symbols, but such references are not intended to indicate, in any way, that Pegasus or SCHMID Group will not assert, to the fullest extent under applicable law, their rights or the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Industryand Market Data In addition, this Presentation includes certain data and other information from third-party sources. While the SCHMID Group and Pegasus believe that these sources are reliable, neither the SCHMID Group nor Pegasus nor any of their advisers has independently verified the data contained therein. Accordingly, undue reliance should not be placed on any of the third-party statistics, data and other information contained in the Presentation. All information not separately sourced is from the SCHMID Group’s and Pegasus’s data and estimates. No Offer or Solicitation This Presentation does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. ThePresentation and the information contained herein are not an offer of securities for sale in the United States. Any securities described herein have not been and will not be registered under the under the U.S. Securities Act of 1933, as amended (the "U.S. Securities Act"), or any state securities laws, and may not be offered or sold in the United States except pursuant to an exemption from, or a transaction not subject to, the registration requirements of the U.S. Securities Act. This presentation and its contents have not been approved by the UK Financial Conduct Authority or an authorized person (as defined in the Financial Services and Markets Act 2000 (the "FSMA")) for distribution. This presentation is only being distributed to and is only directed to (i) persons outside the United Kingdom; (ii) investment professionals falling within Article 19(5) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (the "Order"); (iii) high net worth entities, and other persons to whom it may be lawfully communicated, falling within Article 49(2) (a) to (d) of the Order; and (iv) any other person to whom it may otherwise lawfully be made in accordance with the Order (all such persons being referred to as "relevant persons"). Any investment activity to which this communication may relate is only available to, and any invitation, offer or agreement to engage in such investment activity will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on this presentation or any of its contents. The recipients of this presentation should not engage in any behavior in relation to qualifying investments or related investments (as defined in the FSMA and the Code of Market Conduct made pursuant to FSMA) which would or might amount to market abuse for the purposes of FSMA. In member states of the European Economic Area ("EEA"), the Presentation is directed only at persons who are "qualified investors" within the meaning of Regulation (EU) 2017/1129. The Presentation must not be acted on or relied on in any member state of the EEA by persons who are not qualified investors. Any investment or investment activity to which the Presentation relates is available only to qualified investors in any member state of the EEA. UK MiFIR professionals/ECPs only eligible counterparties and professional clients only (all distribution channels). MiFID II professionals/ECPs only eligible counterparties and professional clients (all distribution channels). Additional Information In connection with the proposed Business Combination, Pegasus TopCo B.V. is expected to file with the SEC a registration statement on Form F-4 containing a preliminary proxy statement of Pegasus and a preliminary prospectus and, after the registration statement is declared effective, Pegasus will file a definitive proxy statement and definitive prospectus relating to the proposed Business Combination and will mail such definitive proxy statement/prospectus and other relevant materials to its shareholders. This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Pegasus’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about SCHMID Group, Pegasus TopCo B.V., Pegasus and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Pegasus as of a record date to be established for voting on the proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement, prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: investor-relations@pegasusdm.com

1864 Founded in Germany 5 th Generation Family-Owned & Managed ~800 Employees ~150 Scientists & Engineers 2 Production Facilities in Germany & China 31% 2023E EBITDA Margin2 32,000 Sq. Ft. Lab & Prototyping Facility 5 Global Sales & Service Centers 3 Joint Venture Facilites 37% 2022A-2023E Revenue Growth Est.2 1960s Began Serving Electronics Industry €5Bn 2022A Total Addressable Market1 SCHMID AT A GLANCE 4 1) Total Addressable Market (“TAM”) reflects Total PCB Equipment TAM of €4.7 billion in 2022A. See page 15 for additional information. 2) Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. Financial information presented here reflects German GAAP figures. See page 16 and “Preliminary Financial Information” in Disclaimer for additional information.

SCHMID & PEGASUS: JOINT FORCES FOR SUCCESS

SCHMID Leadership Team



Dipl. Wirtsch-Ing. (FH) Christian Schmid

- **CEO & Chairman SCHMID Group** joined 1998
- CEO of SCHMID Group since 2000
- Board positions at Schweizer Electronic AG, a stock listed company
- China trade award and the first German Chairman of a stock-listed company in Taiwan



Dipl. Wirtsch-Ing. (FH) Helmut Rauch

- **COO SCHMID Group** joined 1994
- COO of SCHMID Group since 1997
- SAP introduction in 1996
- Build up China entity in 2003 (100% ownership)



Dipl. –Kffr. Julia Natterer

- **CFO SCHMID Group** joined 2021
- 2010 – 2020 Director Finance & Controlling at SUESS MicroTec SE,
- Former Certified Public Accountant (CPA) and Tax Advisor at KPMG



Dr. Christian Buchner

- **Vice President Photovoltaics** joined 2004
- 2004 – 2009 CEO of SCHMID Technologies Niedereschach
- 1996 – 2004 CEO of Heidelberg Instruments



Laurent Nicolet

- **Vice President Electronics** joined 2006
- 2000 – 2006 CTO Multek (USA, DE, China)
- 1988 – 2000: CTO of Cicorel, PCB manufacturing in Switzerland
- 1982 – 1988: CTO of Seprolec, PCB manufacturing



Dipl.Ing. (FH) Thomas Widmann

- **Vice President R&D and Engineering** joined 1999
- 1999 – 2020: Vice President Electrical Engineering
- 1998 – 1999: Software developer at HOMAG
- 1992 – 1998: Software developer at ARBURG

Pegasus Team



Prof. Dr. Sir Ralf Speth FRS FREng KBE

- **Chief Executive Officer and Chairman**
- **40+ years experience**
- Member of the BoD of Tata Sons
- Non-executive director and vice-chairman of the board of Jaguar-Land Rover, former



Dr. Stefan Berger

- **Chief Investment Officer**
- **15+ years experience**
- Former Director of Electrification at Jaguar-Land Rover
- Served as Vice President to the Chairman's Office at Tata Sons



F. Jeremey Mistry

- **Chief Financial Officer**
- **20+ years experience**
- Co-Founder, Pali Hill Capital Management (venture capital & advisory)
- Former Head of Industrials/ Automotive sector investment banking, Morgan Stanley (India)

5

INVESTMENT HIGHLIGHTS

SCHMID is a global supplier of proprietary, industry-leading capital equipment, software and services to Printed Circuit Board (PCB) manufacturers with a focus on panel level packaging – SCHMID also provides cutting edge technology equipment to the photovoltaics and glass industries

Key Industry Challenge

Manufacturing higher spec devices, cost efficiently in a more environmentally friendly manner while shortening global supply chains

SCHMID Solutions

New ET (Embedded Trace) process and production lines deliver a complete solution

Well-positioned

SCHMID expects to outpace strong industry growth given the increasing penetration of its next gen technology and a close cooperation with industry-leading OEMs

Strong Financials

37% 2022A – 2023E Revenue Growth Est.[1]

31% 2023E EBITDA Margins[1]

Free Cash Flow Positive

Compelling Valuation

15x 2023E EBITDA[1] vs. average comps at 19x[2]

Public Listing

Validation as public company facilitates the pursuit of larger scale deployments with its blue-chip, global customers
Proceeds to fund working capital and growth, but not required to hit current business plan

1) Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. Financial information presented here reflects German GAAP figures. See page 16 and "Preliminary Financial Information" in Disclaimer for additional information.
2) See page 20 and 21 for additional information on valuation.

6

Connectivity & IoT - Increased data volumes need to be transmitted, stored and processed - Explosive growth of connected devices and continued miniaturization Carbon Neutrality - Energy & water consumption of manufacturing processes and eco footprint of end products of increasing importance - Green production facilitates manufacturing in the US, Europe and South-East Asia AI - The expected broad and rapid adoption of AI accelerates growth in required computing power - End of Moore’s Law drives need for novel semiconductor packaging solutions Mobility Solutions - Automobiles are evolving into servers on 4 wheels - Electric Vehicles (EV) & autonomous driving require high-power applications as well as highly reliable radar & sensor application Demand for PCBs with Higher Density, Higher Frequencies and New Materials Requiring New Production Technologies MARKET GROWTH: DRIVEN BY GLOBAL MEGATRENDS 7

Flexible PV for Car Roofs (Solar Cell & Thin Film) Radar Systems for Autonomous Driving (High Frequency Applications) Interior Design (Metal Etching) PV for Charging Situation (Solar Cell & Module) Display (Anti-Glare) Communication 5G (Packaging + HDI) EV-Battery (Nano Silicon Anode Material) Processor (Packaging) LED Lighting (Etching Thick Copper) High-Power Solutions (Etching Thick Copper) VRB for Stationary Energy Storage (Full Battery Know How) ILLUSTRATIVE EV END MARKET APPLICATIONS 8

GO-TO-MARKET Long-standing, strong customer relationships, including partnerships with customers’ customers, driving demand pull Proven track record in delivering disruptive technology solutions for OEMs, creating competitive moats Technology Center Modular Approach High Touch Service Responsible Partner Early technology insights gained through customer relationships Development accelerated through cooperative network of industry partners and research institutes Fast transfer from R&D to industrial application, and ramp to high volume manufacturing Capture high-margin licensing revenues Unique modular approach to design and manufacturing reduces lead times, improves reliability, lowers costs, while maintaining a high level of customization for customers SCHMID products benefit volume manufacturers as a single line can easily be used to produce a variety of products Our success is based on the knowledge and commitment of our employees, together we stand for “We are SCHMID” Global network delivers proximity to customers Partnership with all stakeholders R&D geared towards helping our customers achieve their CO2 neutrality targets Customer & OEM Relationships 9

− Narrower line widths, increased numbers of I/Os, higher aspect ratios, new materials all at acceptable costs and yields − Improved supply security and shorter lead times through near shoring − Achievement of CO2 reduction goals and greener manufacturing as demanded by end customers SOLVING CUSTOMER REQUIREMENTS NEEDS...… PROBLEM...… − Current manufacturing techniques are hitting limitations to further miniaturization, increased complexity, and more advanced physical properties SOLUTION...… − SCHMID’s new ET technology unlocks this roadmap Illustrative OEMs Illustrative Volume Manufacturers 1 0 Roadmap Advanced packaging Industry / minimum values high volume manufacturing (HVM) Pathway 1D to 3D Semiconductor Packaging

EMBEDDED TRACE (ET)

Embedded Trace: A Fully Integrated Equipment and Process Solution

Next generation greenfield equipment which can also be used to upgrade existing mSAP & SAP deployments

A new way to build up substrates & HDI+ boards while enabling new features

A green, new cluster tool fab with semiconductor-style intralogistics integrated for global, urban locations

Conventional



Traditional mSAP and SAP Manufacturing Processes Explained:

Traces are built on an insulator and are connected through conventical holes & Blind Vias (BV) that are laser drilled from layer to layer

The next layer is then laminated by heat and pressure to the sensitive copper traces

This technology is too imprecise to deliver next generation technology specs at acceptable yields

ET Board



New ET Process Turns Production Process on its Head:

Traces are first embedded in the isolator material and then filled with copper in the already etched embedded structure using a proprietary and highly protected process

ET is a fully additive process with parallel plasma processing providing significant advantage in technology capabilities, cost and green production metrics

ET's flexibility unlocks the ability to design completely new types of 3D structures

11

TECH BENEFITS OF EMBEDDED TRACE

Coreless & Core build up.
Single & double-sided build up.
Optimized glass substrates

Optimized process for next generation of high-performance materials

Full 3D build up capabilities for substrates

Replacing round holes with 3D connections, increasing amounts of copper for better thermal management

New parallel plasma processes replacing laser drilling of BV

High-frequency optimized with reduced roughness and increased adhesion of layer stacks

ENABLING

Increased production yield with reduced facility requirements

Next generation of 3D packaging solution covering also AI and Photonics applications

ET improves return on customers' investment by allowing manufacture of boards from HDI+ to substrate on the same equipment

Design 10/10 traditional



Design 10/10 ET



12

ECO BENEFITS OF EMBEDDED TRACE

~30%[1] Reduction
in CO_2 emissions

~70%[1] Reduction
in water consumption

~40%[1] Reduction
in chemicals consumed

~30%[1] Reduction
in energy required

ENABLING

Urban Fabs
can be located in Europe, the US and SE Asia by meeting environmental standards

Greener PCB & Substrates
help deliver lower carbon footprint to meet end-customer demand

Total Cost of Ownership
advantage over current processes

Apple Committed to Carbon Neutrality by 2030[2]


74% Manufacturing
19% Product use
5% Product transport
2% Corporate facilities
<1% End of life
Apple's carbon footprint
25.2 million
metric tons of CO_2e
integrated circuits
boards and flexes
aluminium
other manufacturing
display
electronics
steel
final assembly
iOS active charge
MacOS active
MacOS idle
other

As PCB and substrate manufacture are today's second largest carbon contributor, ET is a key enabling technology for Apple to meet its goal

1) Environmental benefits of SCHMID's enhanced production process for ET based on company estimates for illustrative customer deployments. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ.
2) Source: Apple 2023 Environmental Progress Report.

13

TYPICAL FAB SCHEMATIC



Wetprocess
Infinity C+ Line
Infinity V+ Line
Infinity P+ Line
ALamination BF
Sputtering Cu Layer
Resist Lamination
Exposure
Developing
Etching Cu hole
Deep etch holes
Resist lamination
Exposure
Developing & flash etch
Deep etching (hole & tranche)
Seed layer sputtering
Traces & via filling
Planarization
CMP
CMP
Vacuum
PlasmaLine
Automation
InfinityLine A+

ET
Replacing Laser Processing



Full fab: 500.000 panels/per year, 6 ET - layer build up

Drives massive penetration opportunity for SCHMID:
From **30%**[1] of the equipment capex spending in traditional fab to over **90%**[1] in an ET fab

1) Penetration opportunity for SCHMID based on company estimates. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ.

14

ROBUST CAPITAL EQUIPMENT MARKET OUTLOOK

Total PCB Equipment 2022A TAM Mix (€m)[1]


€4,733
€1,686
€327
11%
Commodity
Multilayer
36%
17%
Flex
15%
HDI
21%
Package Substrates
Mainstream
78%
22%
High-end
4%
ET
mSAP / SAP
40%
Subtractive
56%
TAM
Intermediary
SAM

- ET technology is expected to gain significant share of the high-end PCB & Substrate market
- Leading OEMs as biggest PCB and Substrate users are likely to push their suppliers into significant capital investments in ET
- Factory capacity to support anticipated demand growth of 500,000 panels per year (with 6 ET layers) will require an approximate €450 million investment in capital equipment[2]
- Anticipated new greenfield projects will be increasingly located outside of China to reduce supply chain risks

High-End PCB Equipment Serviceable Addressable Market (€m)[1]


€172
€198
€282
€327
€385
€649
€919
€1,196
2019A
2020A
2021A
2022A
2023E
2024E
2025E
2026E
mSAP/SAP
Subtractive
ET
2019A-2022A CAGR
2022A-2026E CAGR
Total
24%
38%
ET:
SCHMID Focus
103%
159%
Subtractive
29%
21%
mSAP/SAP
18%
10%

1) Illustrative Total PCB Equipment 2022A TAM Mix and High-End PCB Equipment Serviceable Addressable Market per Company's estimates using third-party data from a leading international consultancy firm. Detailed commercial due diligence report performed by this third-party consultancy firm is available upon request.
2) Capital equipment investment based on Company estimates. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ.

15

Revenue (€m)1 FINANCIALS UNDERPINNED BY PROFITABLE GROWTH 1 6 EBITDA (€m)1 €26 €43 1) Financial information presented here reflects German GAAP figures. See “Preliminary Financial Information” in Disclaimer for additional information. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. €106 €24 €9 €79 €16 €6 2022A 2023E 2022A 2023E EBITDA Margin 26% 31% Electronics Customer Service Paid R&D 2022A-2023E 37% Growth

− Substantial order book supports sustainable growth momentum for 2023 and beyond − Approximately 60% Equipment Revenue covered by order backlog at year-end 2022 − Growing share of R&D services already on order book at year-end for 2023 and 2024 − Recurring customer service on larger installed base STRONG ORDER BOOK DRIVES FINANCIAL VISIBILITY 1 7 €79 Million Order Book1 Strong 1H 2023A Performance High 2023E Visibility Robust 2023E Year-End Balance Sheet Forward 2024E+ Momentum 1) Customer orderbook as of year-end 2022. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ.

Strong Balance Sheet - Ample liquidity at year-end 2023E, comprising of approximately €40 million in cash and cash-like equivalents, to support sustainable near-term growth - Robust 2023E year-end net debt of approximately €13 million, reflects strong balance sheet with investment-grade ratios Strategic Priorities - Focused CapEx - Investments in digitization and software - Value preserving investments in plant - R&D focused on ET and optimized tool development in support of ET - Strategic M&A - Data Collection / Interfaces - Expanding partnerships - Automation solutions SUSTAINABLE CASH GENERATION FUNDS GROWTH 1 8 Free Cash Flow (€m)1 1) Financial information presented here reflects German GAAP figures. See “Preliminary Financial Information” in Disclaimer for additional information. Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. €10 €24 2022A 2023E

− Strategic acquisitions aligned with our technology focus on software for advanced connectivity and high-end automation − Increasing ET penetration displacing mSAP and SAP − Service revenue expected to increase proportionally with growing installed base − Organic growth driven by focused product portfolio expansion and increasing penetration of high-end PCB and organic substrate market − Continued technology leadership through ongoing product development 2022A 2023E Equipment Customer Service Innovations M&A LONG-TERM INVESTMENT STRATEGY 1 9 Illustrative Long-Term Revenue Growth Initiatives1 Long-Term Plan 1) Illustrative Long-Term Revenue Growth Initiatives schematic reflects high level indicative view of revenue potential from various long-term strategies (schematic not drawn to scale). Estimates and assumptions are based on currently available information and expectations of management, actual results may differ.

TRANSACTION SUMMARY Transaction values SCHMID at a pre-money enterprise value of USD $640 million and pro forma enterprise value of USD $739 million, implying 15x pro forma enterprise value / 2023E EBITDA Pro Forma Valuation (USD $m) Sources (USD $m) Uses (USD $m) Rollover SCHMID Equity5 $613 Rollover SCHMID Net Debt 48 Cash Held in Pegasus Trust Account6 75 Total Sources $736 Rollover SCHMID Equity5 $613 Rollover SCHMID Net Debt 48 Transaction Cash to Balance Sheet3 57 Est. Transaction Expenses 18 Total Uses $736 Share Price1 $10.48 (x) Pro Forma Shares Outstanding 71 Pro Forma Equity Value $747 Plus: Standalone Net Debt2 48 Plus: Non-Controlling Interests2 1 Less: Transaction Cash to Balance Sheet3 57 Pro Forma Enterprise Value $739 Notes: Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. Financial information presented here is based on German GAAP figures. See “Preliminary Financial Information” in Disclaimer for additional information. Any further shareholder redemptions on July 26, 2023 would also cause the information shown on this slide to change. Updated pro forma and other information will be provided in the registration statement expected to be filed with the SEC on Form F-4. EUR to USD FX rate of 1.1226 as of July 13, 2023, per Bloomberg. 1) PGSS share price estimate reflects USD $75.4 million of cash in trust divided by 7.2 million shares as of June 30, 2023. 2) Standalone net debt reflects standalone total gross debt less cash and cash-like assets and participation rights as of June 30, 2023. Non-Controlling Interests as of June 30, 2023. 3) Transaction cash to balance sheet reflects USD $75.4 million of cash in trust less USD $18.0 million of estimated transaction expenses. 4) SCHMID Group pro forma ownership reflects 58.5 million shares based on USD $590.8 million pre-money equity value at $10.10 exchange ratio. SCHMID Group pre-money equity value of USD $590.8 million based on USD $640 million pre-money enterprise value. 5) Rollover SCHMID equity reflects 58.5 million shares at $10.48/share. 6) Assumes no redemptions from the approximately USD $75.4 million balance currently in the Pegasus trust account. 2 0 Pro Forma Ownership Public Shareholders 10.1% Sponsor 7.9% SCHMID Group4 82.0% SCHMID 2023E EBITDA $48 Pro Forma Enterprise Value / 2023E EBITDA 15.3x

SCHMID GROUP – SELECTED COMPARABLES

SCHMID is favorably positioned with its premium technical product and blue-chip technology customer relationships that are driving superior growth at robust margins, with valuation attractively set to initiate at 15x EV/2023E EBITDA

2022A-2023E Revenue Growth

SCHMID[1]	AIXTRON	ASML	KLA	MYCRONIC	ASM International	mks	Nordson	Lam Research	NOVA	Mean
37%	32.5%	25.3%	12.9%	9.9%	8.0%	2.5%	1.6%	0.7%	(11.8%)	9.1%

2023E EBITDA Margin

SCHMID[1]	KLA	ASML	Lam Research	Nordson	ASM International	NOVA	AIXTRON	MYCRONIC	mks	Mean
31%	44.0%	34.9%	32.1%	30.8%	30.6%	30.2%	28.1%	24.5%	21.0%	30.7%

Enterprise Value / 2023E EBITDA

SCHMID[1]	ASML	ASM International	NOVA	Nordson	AIXTRON	MYCRONIC	Lam Research	KLA	mks	Mean
15.3x	28.0x	24.5x	20.4x	18.9x	18.0x	16.2x	15.4x	14.9x	14.9x	19.0x

Notes: Comparable company information per CapitalIQ, Wall Street Research and Company filings. Information for comparable companies is based on individual company reporting and accounting metrics, which may differ from the SCHMID Group and the other entities listed. Share price as of July 13, 2023. EUR to USD FX rate of 1.1226 as of July 13, 2023, per Bloomberg. Yen to USD FX rate of .0072 as of July 13, 2023, per Bloomberg.

1) Estimates and assumptions are based on currently available information and expectations of management, actual results may differ. Financial information presented here reflects German GAAP figures. See page 16 for financial information, page 20 for valuation information and "Preliminary Financial Information" in Disclaimer for additional information. For SCHMID, reflects Pro Forma Enterprise Value / 2023E EBITDA.

21

Thank you for your attention Please feel free to contact us if you have any questions. www.schmid-group.com

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